UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

HCP, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 10, 2018, HCP, Inc., a Maryland corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative (the “Representative”) of the several underwriters named therein (the “Underwriters”) and Bank of America, N.A., as forward seller (in such capacity, the “Forward Seller”), and as forward purchaser (in such capacity, the “Forward Purchaser”), relating to the issuance and sale pursuant to an underwritten public offering (the “Offering”) of an aggregate of 17,250,000 shares of its common stock, par value $1.00 per share (the “Common Stock”), consisting of 2,000,000 shares of Common Stock offered directly by the Company and 15,250,000 shares of Common Stock offered on a forward basis (including 2,250,000 shares of Common Stock issued pursuant to the Underwriters’ option to purchase additional shares of Common Stock from the Forward Seller, which option was exercised in full). Excluding the settlement of the Forward Sale Agreement (defined below), the Company will receive net proceeds of approximately $56.7 million, after deducting the underwriting discount and estimated expenses of the Offering.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Sale Agreement

In connection with the Offering, on December 10, 2018, the Company also entered into a separate forward sale agreement (the “Forward Sale Agreement”) with the Forward Purchaser. The Company expects to physically settle the Forward Sale Agreement (by the delivery of shares of Common Stock) and receive proceeds, subject to certain adjustments, from the sale of those shares of Common Stock no later than the date that is 12 months from entry into the Forward Sale Agreement. Although the Company expects to settle the Forward Sale Agreement entirely by the physical delivery of shares of Common Stock for cash proceeds, the Company may elect to cash or net-share settle all or a portion of its obligations under the Forward Sale Agreement. If the Company elects to cash or net-share settle the Forward Sale Agreement, the Company may not receive any proceeds, and may owe cash or shares of Common Stock to the Forward Purchaser in certain circumstances. The Forward Sale Agreement provides for an initial forward price of $28.60 per share, subject to certain adjustments pursuant to the terms of the Forward Sale Agreement. The Forward Sale Agreement is subject to early termination or settlement under certain circumstances.

The foregoing is a summary description of certain terms of the Forward Sale Agreement and is qualified in its entirety by reference to the Forward Sale Agreement, which is filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Company will not initially receive any proceeds from the sale of shares of Common Stock by the Forward Purchaser or its affiliate. Assuming full physical settlement of the Forward Sale Agreement at an initial forward sale price of $28.60 per share, the Company expects to receive net proceeds of approximately $436.2 million, before deducting the fees and estimated expenses of the Offering and the Forward Sale Agreement, excluding the net proceeds from the Company’s sale of shares of Common Stock described above. The Company intends to use the net proceeds from the Offering to finance the acquisition of Sierra Point Towers, a life science and office campus in the South San Francisco life science submarket, and the development of Phases II and III of The Shore at Sierra Point, a waterfront life science development in the South San Francisco life science submarket, with any remaining proceeds for general corporate purposes, including the repayment of its outstanding indebtedness or to fund other potential acquisition, development and investment opportunities. On December 13, 2018, the Company closed the Offering.

Some or all of the Underwriters and Forward Purchaser and/or their respective affiliates have engaged in, and/or may in the future engage in, investment banking, commercial banking, financial advisory and/or other commercial dealings in the ordinary course of business with the Company and/or the Company’s subsidiaries, for which they have received and/or in the future may receive fees and commissions for these transactions or services.

The press release announcing the pricing of the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1

Underwriting Agreement, dated December 10, 2018, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein, and Bank of America, N.A., as forward seller and as forward purchaser.

1.2	Forward Sale Agreement, dated December 10, 2018, by and between the Company and Bank of America, N.A.
5.1	Opinion of Ballard Spahr LLP regarding the validity of the shares to be issued in the Offering.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1	Press Release, dated December 10, 2018.

EXHIBIT INDEX

No.	Description
1.1

Underwriting Agreement, dated December 10, 2018, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein, and Bank of America, N.A., as forward seller and as forward purchaser.

1.2	Forward Sale Agreement, dated December 10, 2018, by and between the Company and Bank of America, N.A.
5.1	Opinion of Ballard Spahr LLP regarding the validity of the shares to be issued in the Offering.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1	Press Release, dated December 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 13, 2018

HCP, Inc.

By:	/s/ Peter A. Scott
Peter A. Scott
Executive Vice President and Chief Financial Officer